-------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
-------------------------------------------------------------------------------

          [logo](R)
     NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
                                    New England Value Fund

                                    [graphic omitted]

 ------------
June 30, 1998
-------------

                                                                    AUGUST 1998
-------------------------------------------------------------------------------



[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs - here or overseas - should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently - volatility will always be part of investing - but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next. Thank you for your continued support of New England Funds.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President


PREPARING FOR THE YEAR 2000
-------------------------------------------------------------------------------
NEW ENGLAND FUNDS CONTINUES TO WORK TO PROVIDE HIGH QUALITY SERVICE AS WE MOVE INTO THE NEW CENTURY. SINCE LAST YEAR WE HAVE DEVOTED SIGNIFICANT RESOURCES TO IDENTIFYING, ANALYZING AND RESOLVING COMPUTER ISSUES RELATED TO YEAR 2000. AS A FURTHER MEASURE, WE HAVE FOCUSED ON YEAR-END 1998 AS A TARGET FOR PREPAREDNESS BY VENDOR AND SERVICE AGENCY SYSTEMS THAT WE RELY ON FOR SUPPORT. WE EXPECT MAJOR SYSTEMS TO BE READY BEFORE THE END OF THE YEAR, WITH A YEAR OF QUALITY ASSURANCE TO FOLLOW.

-------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
-------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 1998

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 6/30/88, compared to the S&P 500 Index. The data points from the graph are as follows:]

                  JUNE 1988 -- JUNE 1998

                    Value          Value
                     NAV            MSC           S&P 500
----------------------------------------------------------
6/30/88             $10,000        $ 9,425        $10,000
   6/89             $10,832        $10,209        $12,044
   6/90             $12,139        $11,441        $14,018
   6/91             $12,374        $11,662        $15,054
   6/92             $14,136        $13,323        $17,065
   6/93             $16,434        $15,489        $19,381
   6/94             $17,548        $16,539        $19,658
   6/95             $21,202        $19,983        $24,767
   6/96             $25,512        $24,045        $31,189
   6/97             $33,630        $31,697        $41,990
   6/98             $38,688        $36,464        $54,625


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
-------------------------------------------------------------------------------


                                        AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-------------------------------------------------------------------------------
   CLASS A (Inception 6/5/70)        6 MONTHS    1 YEAR   5 YEARS      10 YEARS
   Net Asset Value(1)                  7.40%     15.04%    18.67%       14.49%
   With Max. Sales Charge(2)           1.21       8.44     17.28        13.81
   Standard & Poor's 500(4)           17.67      30.09     23.03        18.51
   Lipper Growth & Income Avg.(5)     12.11      22.86     18.93        15.61
-------------------------------------------------------------------------------
                                                                        SINCE
   CLASS B (Inception 9/13/93)       6 MONTHS    1 YEAR   3 YEARS     INCEPTION
   Net Asset Value(1)                  6.96%     14.13%    21.29%       17.86%
   With CDSC3                          1.96       9.15     20.61        17.64
   Standard & Poor's 500(4)           17.67      30.09     30.17        23.44
   Lipper Growth & Income Avg.(5)     12.11      22.86     24.74        19.21
   (calculated from 9/30/93)
-------------------------------------------------------------------------------
                                                                        SINCE
   CLASS C (Inception 12/30/94)      6 MONTHS    1 YEAR   3 YEARS     INCEPTION
   Net Asset Value(1)                  7.06%     14.33%    21.37%       23.89%
   With CDSC(3)                        6.06      13.33     21.37        23.89
   Standard & Poor's 500(4)           17.67      30.09     30.17        32.38
   Lipper Growth & Income Avg.(5)     12.11      22.86     24.74        26.44
   (calculated from 12/30/94)
-------------------------------------------------------------------------------
                                                                        SINCE
   CLASS Y (Inception 3/31/94)       6 MONTHS    1 YEAR   3 YEARS     INCEPTION
   Net Asset Value(1)                  7.52%     15.37%    22.52%       20.92%
   Standard & Poor's 500(4)           17.67      30.09     30.17        27.31
   Lipper Growth & Income Avg.(5)     12.11      22.86     24.74        21.95
-------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors. Share price and return may vary.


 NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Standard & Poor's Composite Index of 500 stocks(r) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

NOTE TO SHAREHOLDERS: THE FOLLOWING IS A DISCUSSION WITH PORTFOLIO MANAGERS CAROL MCMURTRIE AND TRICIA MILLS. WHILE WE WERE PRODUCING THIS REPORT, LOOMIS, SAYLES & COMPANY, L.P., NEW ENGLAND VALUE FUND'S SUBADVISER, ANNOUNCED A CHANGE IN MANAGEMENT FOR THIS FUND, WHICH BECAME EFFECTIVE IN AUGUST 1998. THE NEW PORTFOLIO MANAGERS AND THEIR BACKGROUNDS ARE DETAILED IN A SUPPLEMENT TO THE FUND'S PROSPECTUS DATED AUGUST 17, 1998. WE HAVE INCLUDED A COPY OF THIS SUPPLEMENT IN THIS REPORT.

Q. Please talk about New England Value Fund's performance during the first half of 1998.

For the six months ending June 30, 1998, New England Value Fund's Class A shares had a total return of 7.40%, reflecting a $0.75 gain in net asset value to $10.89 per share.

Q.  What was the investment environment?

As if in defiance of forecasts to the contrary, euphoric U.S. stock markets achieved sizable gains in the first quarter of 1998, with the Standard & Poor's 500 Stock Index adding 13% to its stunning increases of the last three years. In part, this strength grew out of the view that the deep economic crises that had roiled Asian markets in the last months of 1997 would soon end. But early in the second quarter, many companies whose fortunes are tied to Asia began to warn investors of profit shortfalls: For some, the reason was weak sales in depressed Asian markets; for others it was a matter of falling prices on competing imported goods. Most stocks fell after these announcements, most notably technology issues, abruptly erasing investors' first quarter enthusiasm for the group. This combination of weak export conditions and pricing pressures on U.S. companies began to raise questions about sustained domestic growth.

Q.  Given this environment, what was your strategy during the period?

We emphasized sectors that we think can do well even when our economy slows and those where earnings disappointments seem unlikely. With unemployment low and more disposable income in their hands, workers are likely to spend more, heightening the appeal of consumer-related stocks. This sector is currently one of the economy's strongest, and the stocks appear to offer good value; we also think this area will be fairly resilient in the event of an economic downturn. Areas of particular focus included specialty retail and auto-related companies.

We reduced exposure to capital goods stocks, which would be among the first groups to feel the impact of slowing global growth. However, the Fund's position in basic materials, predominantly specialty chemicals, is relatively heavy compared to that of the S&P 500. We favored niche producers and other special situations where fundamentals were strong and earnings prospects appeared solid, even in a slower economy.

Holdings in two financial sectors were cut back: money center banks with exposure to Southeast Asia and property/casualty insurance companies, where intense rate competition is limiting revenue growth.

    YOUR FUND'S 10 LARGEST HOLDINGS -- 6/30/98

                                      % OF
     COMPANY                        NET ASSETS
----------------------------------------------
 1.       Hasbro, Inc.                 2.88
----------------------------------------------
 2.       Kroger Co.                   2.74
----------------------------------------------
 3.       American Greetings Corp.     2.69
----------------------------------------------
 4.       Ameritech Corp.              2.67
----------------------------------------------
 5.       BellSouth Corp.              2.63
----------------------------------------------
 6.       SBC Communications, Inc.     2.60
----------------------------------------------
 7.       Warnaco Group                2.53
----------------------------------------------
 8.       Humana, Inc.                 2.46
----------------------------------------------
 9.       Office Depot, Inc.           2.45
----------------------------------------------
10.       ACE, Ltd.                    2.35
----------------------------------------------

Portfolio holdings and asset allocation will vary.

Q. What were the principal factors affecting performance?

The Fund benefited from a heavy position in consumer cyclical stocks and in HMO companies. We also added value by avoiding energy and electric utility stocks, two underperforming sectors.

Among individual securities, prospects for Warnaco's newly acquired Calvin Klein products boosted the stock's price, while the stocks of Sensormatic and Wallace Computer Services were hurt by earnings disappointments.

Q. What is your outlook?

Continued economic turmoil in Asia means cheaper imported goods here, a deflationary factor that we think will keep U.S. prices in check and earnings under pressure. OPEC's decision to cut production and raise oil prices poses only a small risk of igniting inflation, in our view.

The near-term outlook is favorable for interest rates. The federal government, its budget now in surplus, is issuing fewer securities, reducing the supply of these sought-after issues. In addition, the Federal Reserve Board seems determined to prevent Asia's crisis from becoming ours, and is thus unlikely to raise interest rates. Indeed, the next change could be a cut in rates.

While we think demand for equities may flatten, the strength of our economy and currency should continue to attract investors. As always, we will rely on Loomis Sayles' extensive research capabilities to help us find securities that meet our standards for attractive value and growth potential, and allow industry weightings to emerge from our selections.

PORTFOLIO COMMENTARY REFLECTS THE CONDITIONS AND ACTIONS TAKEN DURING THE REPORTING PERIOD, WHICH ARE SUBJECT TO CHANGE. A SHIFT IN OPINION MAY RESULT IN STRATEGIC AND OTHER PORTFOLIO CHARGES.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK--97.2% OF TOTAL NET ASSETS

SHARES              DESCRIPTION                                   VALUE (a)
------------------------------------------------------------------------------
                    AEROSPACE & DEFENSE--3.4%
       82,200       Northrop Grumman Corp. .....................  $  8,476,875
      134,800       Sundstrand Corp. ...........................     7,717,300
                                                                  ------------
                                                                    16,194,175
                                                                  ------------
                    APPAREL & TEXTILES--2.5%
      285,400       Warnaco Group ..............................    12,111,663
                                                                  ------------
                    AUTO & RELATED--0.9%
       63,500       Magna International, Inc. ..................     4,357,688
                                                                  ------------
                    BANKS--7.7%
      101,400       BankAmerica Corp. ..........................     8,764,763
      325,000       Charter One Financial, Inc. ................    10,948,437
       97,900       Fleet Financial Group, Inc. ................     8,174,650
      242,700       Norwest Corp. ..............................     9,070,912
                                                                  ------------
                                                                    36,958,762
                                                                  ------------
                    BUILDING & RELATED--6.3%
       93,800       Armstrong World Industries, Inc. ...........     6,319,775
      341,800       Leggett & Platt, Inc. ......................     8,545,000
      180,200       Masco Corp. ................................    10,902,100
       53,600       Philips Electronics NV (ADR) ...............     4,556,000
                                                                  ------------
                                                                    30,322,875
                                                                  ------------
                    CHEMICALS--10.7%
      391,800       Crompton & Knowles Corp. ...................     9,868,462
       94,700       El duPont deNemours ........................     7,066,988
      214,500       IMC Global, Inc., Rights (c) ...............     6,461,813
      122,900       PPG Industries, Inc. .......................     8,549,231
      341,100       Solutia, Inc. (c) ..........................     9,785,306
      558,700       W.R. Grace & Co. (c) .......................     9,532,819
                                                                  ------------
                                                                    51,264,619
                                                                  ------------
                    COMPUTERS & BUSINESS EQUIPMENT--4.8%
      159,300       Gateway 2000, Inc. (c) .....................     8,064,563
       97,400       International Business Machines ............    11,182,737
       87,100       Sun Microsystems, Inc. (c) .................     3,783,406
                                                                  ------------
                                                                    23,030,706
                                                                  ------------
                    CONSUMER-JEWELRY/NOVELTY/GIFTS--2.7%
      252,500       American Greetings Corp. ...................    12,861,719
                                                                  ------------
                    ELECTRIC COMPANIES--2.4%
      206,200       CMS Energy Corp. ...........................     9,072,800
       62,600       Energy East Corp. ..........................     2,605,725
                                                                  ------------
                                                                    11,678,525
                                                                  ------------

                    ELECTRONICS--2.3%
      184,100       Raytheon Co., Class B ......................    10,884,912
        4,200       W.W. Grainger, Inc. ........................       209,213
                                                                  ------------
                                                                    11,094,125
                                                                  ------------
                    FINANCIAL SERVICES--5.2%
      198,000       Corrections Corporation America ............     4,653,000
      219,800       Federal Home Loan Mortgage Corp. ...........    10,344,337
      161,300       Federal National Mortgage Association ......     9,798,975
                                                                  ------------
                                                                    24,796,312
                                                                  ------------
                    FREIGHT TRANSPORTATION--3.3%
      271,300       Canadian Pacific, Ltd. .....................     7,698,137
      124,700       Federal Express Corp. (c) ..................     7,824,925
                                                                  ------------
                                                                    15,523,062
                                                                  ------------
                    HEALTH CARE -- SERVICES--6.1%
      338,500       Columbia/HCA Healthcare ....................     9,858,812
      377,600       Humana, Inc. (c) ...........................    11,776,400
      104,600       Wellpoint Health Networks, Inc. (c) ........     7,740,400
                                                                  ------------
                                                                    29,375,612
                                                                  ------------
                    INSURANCE--5.5%
      288,900       ACE, Ltd. ..................................    11,267,100
       87,800       Allstate Corp. .............................     8,039,187
      120,200       Everest Reinsurance Holdings ...............     4,620,188
      102,900       TIG Holdings, Inc. .........................     2,366,700
                                                                  ------------
                                                                    26,293,175
                                                                  ------------
                    LEISURE--2.9%
      350,500       Hasbro, Inc. ...............................    13,779,031
                                                                  ------------
                    MACHINERY--3.2%
       98,600       Case Corp. .................................     4,757,450
      112,400       Deere & Co. ................................     5,943,150
      130,200       Dover Corp. ................................     4,459,350
                                                                  ------------
                                                                    15,159,950
                                                                  ------------
                    MANUFACTURING -- DIVERSIFIED--1.9%
      200,200       Allied Signal, Inc. ........................     8,883,875
                                                                  ------------
                    OIL & GAS--1.7%
      273,500       Tosco Corp. ................................     8,034,063
                                                                  ------------

                    OIL & GAS/EXPLORATION & PRODUCTION--0.7%
      158,470       Ocean Energy Inc. ..........................     3,100,069
                                                                  ------------
                    OIL & GAS/MAJOR INTEGRATED--2.8%
       56,300       British Petroleum PLC (ADR) ................     4,968,475
      149,400       Royal Dutch Petroleum Co. ..................     8,188,988
                                                                  ------------
                                                                    13,157,463
                                                                  ------------
                    RETAIL -- FOOD & DRUG--2.7%
      306,200       Kroger Co. (c) .............................    13,128,325
                                                                  ------------
                    RETAIL -- SPECIALTY--3.9%
      211,800       Autozone, Inc. (c) .........................     6,764,363
      371,400       Office Depot, Inc. .........................    11,722,312
                                                                  ------------
                                                                    18,486,675
                                                                  ------------
                    TELEPHONE--9.8%
      285,000       Ameritech Corp. ............................    12,789,375
      202,600       Bell Atlantic Corp. ........................     9,243,625
      187,800       BellSouth Corp. ............................    12,606,075
      310,646       SBC Communications, Inc. ...................    12,425,840
                                                                  ------------
                                                                    47,064,915
                                                                  ------------
                    TOBACCO--1.7%
      300,600       UST, Inc. ..................................     8,116,200
                                                                  ------------
                    WASTE MANAGEMENT--2.1%
      205,600       USA Waste Services, Inc. ...................    10,151,500
                                                                  ------------
                    Total Common Stock
                      (Identified Cost $346,387,003) ...........   464,925,084
                                                                  ------------
 SHORT TERM INVESTMENT--4.2%

     FACE
    AMOUNT
------------------------------------------------------------------------------
$  20,302,000       Associates Corp of North America,
                      5.950%, 7/01/98 ..........................    20,302,000
                                                                  ------------
                    Total Short Term Investment
                      (Identified Cost $20,302,000).............    20,302,000
                                                                  ------------
                    Total Investments--101.4%
                      (Identified Cost $366,689,003)(b).........   485,227,084

                    Other assets less liabilities ..............    (6,719,470)
                                                                  ------------
                    Total Net Assets--100% .....................  $478,507,614
                                                                  ============

(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information:
       At June 30, 1998 the net unrealized appreciation on
          investments based on cost of $366,689,003 for
          federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost ........................................  $129,597,075
       Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax cost
          over value ...........................................   (11,058,994)
                                                                  ------------
                Net unrealized appreciation ....................  $118,538,081
                                                                  ============
(c)  Non-income producing security.
     ADR/GDR - An American Depository Receipt (ADR) or Global
               Depository Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described.
               The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $366,689,003) .....                            $485,227,084
  Cash ....................................................                                      25
  Receivable for:
    Fund shares sold ......................................                                 489,531
    Securities sold .......................................                               4,522,352
    Dividends and interest ................................                                 361,681
    Tax reclaims ..........................................                                   2,886
  Prepaid registration expense ............................                                   8,000
                                                                                       ------------
                                                                                        490,611,559
LIABILITIES
  Payable for:
    Securities purchased ..................................      $10,712,240
    Fund shares redeemed ..................................          941,711
    Withholding taxes .....................................           12,087
  Accrued expenses:
    Management fees .......................................          282,419
    Deferred trustees' fees ...............................           80,944
    Accounting and administrative .........................            8,089
    Other expenses ........................................           66,455
                                                                 -----------
                                                                                         12,103,945
                                                                                       ------------
NET ASSETS ................................................                            $478,507,614
                                                                                       ============
  Net Assets consist of:
    Capital paid in .......................................                            $332,804,590
    Undistributed net investment income ...................                                 681,378
    Accumulated net realized gains ........................                              26,483,604
    Unrealized appreciation on investments ................                             118,538,042
                                                                                       ------------
NET ASSETS ................................................                            $478,507,614
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares

  ($354,953,336 divided by 32,597,489 shares of beneficial
    interest) .............................................                                  $10.89
                                                                                             ======
Offering price per share (100/94.25 of $10.89) ............                                  $11.55*
                                                                                             ======
Net asset value and offering price of Class B shares

  ($89,297,053 divided by 8,420,570 shares of beneficial
    interest) .............................................                                  $10.60**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($7,777,408 divided by 732,460 shares of beneficial
    interest) .............................................                                  $10.62**
                                                                                             ======
Net asset value, offering and redemption price of Class Y shares
  ($26,479,817 divided by 2,438,299 shares of beneficial
    interest) .............................................                                  $10.86
                                                                                             ======

 *Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ................................................                          $  3,229,278(a)
  Interest .................................................                               488,053
                                                                                      ------------
                                                                                         3,717,331
  Expenses
    Management fees ........................................      $1,720,044
    Service fees - Class A .................................         448,015
    Service and distribution fees - Class B ................         430,108
    Service and distribution fees - Class C ................          35,882
    Trustees' fees and expenses ............................          13,987
    Accounting and administrative ..........................          40,877
    Custodian ..............................................          61,541
    Transfer agent .........................................         396,971
    Audit and tax services .................................          15,745
    Legal ..................................................           9,458
    Printing ...............................................          38,058
    Registration ...........................................          42,412
    Miscellaneous ..........................................           9,647
                                                                  ----------
  Total expenses ...........................................                             3,262,745
                                                                                      ------------
  Net investment income ....................................                               454,586
                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .......................                            18,969,472
  Unrealized appreciation on Investments - net .............                            14,093,316
                                                                                      ------------
  Net gain on investment transactions ......................                            33,062,788
                                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                          $ 33,517,374
                                                                                      ============

(a) Net of foreign taxes of: $34,908.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

(unaudited)

                                                                                         SIX MONTHS
                                                                  YEAR ENDED               ENDED
                                                                 DECEMBER 31,             JUNE 30,
                                                                     1997                   1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income ...................................      $    676,282           $    454,586
  Net realized gain on investments ........................        57,286,408             18,969,472
  Unrealized appreciation on investments ..................        20,117,409             14,093,316
                                                                 ------------           ------------
  Increase in net assets from operations ..................        78,080,099             33,517,374
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................          (496,325)                     0
    Class B ...............................................                 0                      0
    Class C ...............................................                 0                      0
    Class Y ...............................................           (69,086)                     0
  Net realized gain on investments
    Class A ...............................................       (44,590,500)                     0
    Class B ...............................................       (10,037,715)                     0
    Class C ...............................................          (837,785)                     0
    Class Y ...............................................        (2,990,531)                     0
                                                                 ------------           ------------
                                                                  (59,021,942)                     0
                                                                 ------------           ------------
  INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
    SHARE
    TRANSACTIONS ..........................................        78,386,994            (14,696,871)
                                                                 ------------           ------------
  Total increase in net assets ............................        97,445,151             18,820,503

NET ASSETS
  Beginning of the period .................................       362,241,960            459,687,111
                                                                 ------------           ------------
  End of the period .......................................      $459,687,111           $478,507,614
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the period .......................................      $    226,792           $    681,378
                                                                 ============           ============


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(unaudited)

                                                                          CLASS A
                                    -----------------------------------------------------------------------------------
                                                                                                            SIX MONTHS
                                                       YEAR ENDED DECEMBER 31,                                  ENDED
                                    ------------------------------------------------------------------        JUNE 30,
                                     1993           1994           1995           1996           1997           1998
                                    ------         ------         ------         ------         ------         ------
Net Asset Value, Beginning
  of the Period ............        $ 7.28         $ 7.87         $ 7.27         $ 8.78         $ 9.60         $10.14
                                    ------         ------         ------         ------         ------         ------

Income From Investment Operations
Net Investment Income ......          0.07           0.08           0.10           0.06           0.03(c)        0.02
Net Realized and Unrealized
  Gain (Loss) on Investments          1.16          (0.19)          2.21           2.12           1.96           0.73
                                    ------         ------         ------         ------         ------         ------
Total From Investment
  Operations ...............          1.23          (0.11)          2.31           2.18           1.99           0.75
                                    ------         ------         ------         ------         ------         ------
Less Distributions
Dividends From Net
  Investment Income ........         (0.07)         (0.08)         (0.09)         (0.06)         (0.02)          0.00
Distributions From Net
  Realized Capital Gains             (0.57)         (0.41)         (0.71)         (1.30)         (1.43)          0.00
                                    ------         ------         ------         ------         ------         ------
Total Distributions ........         (0.64)         (0.49)         (0.80)         (1.36)         (1.45)          0.00
                                    ------         ------         ------         ------         ------         ------
Net Asset Value, End of the
  Period ...................        $ 7.87         $ 7.27         $ 8.78         $ 9.60         $10.14         $10.89
                                    ======         ======         ======         ======         ======         ======
Total Return (%) (a) .......         17.0           (1.4)          32.3           26.3           21.0            7.4
Ratio of Operating Expenses
  to Average
  Net Assets (%) ...........          1.34           1.37           1.37           1.31           1.25           1.23(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ...............          0.83           1.00           1.22           0.78           0.28           0.32(b)
Portfolio Turnover Rate (%)             40             29             52             64             55             53(b)
Net Assets, End of the
  Period (000) .............      $189,779       $190,869       $241,038       $297,581       $348,988       $354,953

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.
(c) Per share net investment income has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
(unaudited)

                                                                            CLASS B
                                     --------------------------------------------------------------------------------------
                                     SEPTEMBER 13(a)                       YEAR ENDED DECEMBER 31,                 SIX MONTHS
                                        THROUGH                                                                       ENDED
                                       DECEMBER 31,        -------------------------------------------------         JUNE 30,
                                          1993              1994          1995          1996           1997           1998
                                     ---------------       ------        ------        ------         ------       ----------
Net Asset Value, Beginning of
  the Period ....................        $ 7.97            $ 7.85        $ 7.23        $ 8.70         $ 9.47         $ 9.91
                                         ------            ------        ------        ------         ------         ------
Income From Investment Operations

Net Investment Income (Loss) ....          0.11              0.04          0.05         0.01         (0.05)(d)         (0.02)
Net Realized and Unrealized
  Gain (Loss) on Investments ....          0.39             (0.20)         2.18          2.07           1.92           0.71
                                         ------            ------        ------        ------         ------         ------
Total From Investment Operations           0.50             (0.16)         2.23          2.08           1.87           0.69
                                         ------            ------        ------        ------         ------         ------
Less Distributions
Dividends From Net Investment
  Income ........................         (0.05)            (0.05)        (0.05)        (0.01)          0.00           0.00
Distributions From Net
  Realized Capital Gains ........         (0.57)            (0.41)        (0.71)        (1.30)         (1.43)          0.00
                                         ------            ------        ------        ------         ------         ------
Total Distributions .............         (0.62)            (0.46)        (0.76)        (1.31)         (1.43)          0.00
                                         ------            ------        ------        ------         ------         ------
Net Asset Value, End of the
 Period .........................        $ 7.85            $ 7.23        $ 8.70        $ 9.47         $ 9.91         $10.60
                                         ======            ======        ======        ======         ======         ======
Total Return (%) (c) ............           6.5             (2.0)          31.3          25.4           20.0            7.0
Ratio of Operating Expenses
  to Average Net Assets (%) .....          2.16(b)           2.12          2.12          2.06           2.00           1.98 (b)
Ratio of Net Investment  Income
  to Average Net Assets (%) .....          0.05(b)           0.25          0.47          0.03          (0.47)         (0.43)(b)
Portfolio Turnover Rate (%) .....            40                29            52            64             55             53 (b)
Net Assets, End of the Period (000)      $2,182           $13,830       $27,941       $48,210        $80,008        $89,297

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
(unaudited)

                                                                             CLASS C
                                                       --------------------------------------------------
                                                                                               SIX MONTHS
                                                              YEAR ENDED DECEMBER 31,             ENDED
                                                       -----------------------------------      JUNE 30,
                                                        1995          1996          1997          1998
                                                       ------        ------        ------      ----------
Net Asset Value, Beginning of the Period ........      $ 7.23        $ 8.70        $ 9.46        $ 9.92
vIncome From Investment Operations

Net Investment Income (Loss) ....................        0.05          0.01         (0.05)(b)     (0.02)
Net Realized and Unrealized Gain on Investments .        2.18          2.06          1.94          0.72
                                                       ------        ------        ------        ------
Total From Investment Operations ................        2.23          2.07          1.89          0.70
                                                       ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ............       (0.05)        (0.01)         0.00          0.00
Distributions From Net Realized Capital Gains ...       (0.71)        (1.30)        (1.43)         0.00
                                                       ------        ------        ------        ------
Total Distributions .............................       (0.76)        (1.31)        (1.43)         0.00
                                                       ------        ------        ------        ------
Net Asset Value, End of the Period ..............      $ 8.70        $ 9.46        $ 9.92        $10.62
                                                       ======        ======        ======        ======
Total Return (%) (c) ............................       31.3          25.2          20.2           7.1
Ratio of Operating Expenses to Average Net
  Assets (%) ....................................       2.12          2.06          2.00          1.98(a)
Ratio of Net Investment Income to Average Net
  Assets (%) ....................................        0.47          0.03         (0.47)        (0.43)(a)
Portfolio Turnover Rate (%) .....................          52            64            55            53 (a)
Net Assets, End of the Period (000) .............      $1,224        $3,735        $6,527        $7,777

(a) Computed on an annualized basis.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c)  A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------
(unaudited)

                                                                      CLASS Y
                                ------------------------------------------------------------------------------------
                                       MARCH 31(a)                YEAR ENDED DECEMBER 31,                SIX MONTHS
                                        THROUGH                                                           ENDED
                                      DECEMBER 31,       -----------------------------------------    JUNE 30,
                                          1994              1995           1996           1997          1998
                                      ------------         ------         ------         ------        ------
Net Asset Value, Beginning of
  the Period ...................         $ 7.57            $ 7.24         $ 8.75         $ 9.55        $10.10
                                         ------            ------         ------         ------        ------
Income From Investment Operations

Net Investment Income ..........           0.10              0.12           0.08           0.06(d)       0.03
Net Realized and Unrealized Gain
  on Investments ...............           0.08              2.21           2.10           1.95          0.73
                                         ------            ------         ------         ------        ------
Total From Investment Operations           0.18              2.33           2.18           2.01          0.76
                                         ------            ------         ------         ------        ------
Less Distributions
Dividends From Net Investment
  Income .......................          (0.10)            (0.11)         (0.08)         (0.03)         0.00
Distributions From Net Realized
  Capital Gains ................          (0.41)            (0.71)         (1.30)         (1.43)         0.00
                                         ------            ------         ------         ------        ------
Total Distributions ............          (0.51)            (0.82)         (1.38)         (1.46)         0.00
                                         ------            ------         ------         ------        ------
Net Asset Value, End of the
  Period .......................         $ 7.24            $ 8.75         $ 9.55         $10.10        $10.86
                                         ======            ======         ======         ======        ======
Total Return (%) (c) ...........           2.4              32.8           26.4           21.3           7.5
Ratio of Operating Expenses to
  Average Net Assets (%) .......           1.54(b)           1.12           1.06           1.00          0.98(b)
Ratio of Net Investment Income
  to Average Net Assets (%) ....           1.05(b)           1.47           1.03           0.53          0.57(b)
Portfolio Turnover Rate (%) ....             29                52             64             55            53(b)
Net Assets, End of the Period (000)      $4,001            $6,738        $12,716        $24,164       $26,480

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) Per share net investment income has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported ask price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998 purchases and sales of securities (excluding short-term investments) were $122,821,053 and $134,256,412, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P., ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the six months ended June 30, 1998 are as follows:

     FEES EARNED
     -----------
      $  701,333                  NEFM
       1,018,711                  Loomis Sayles

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the six months ended June 30, 1998 these expenses amounted to $40,877 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $302,572 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $4,982 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $448,015 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1998 is $1,651,994.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $107,527 and $8,970 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $322,581 and $26,912 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $417,682.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                               $2,712
        Meeting Fee                                      159/meeting
        Annual Committee Member Retainer                 407
        Annual Committee Chairman Retainer               271

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                        SIX MONTHS ENDED
                                              DECEMBER 31, 1997                       JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------      -------------       ----------       ------------
Shares sold ........................       5,274,284      $  54,397,082        1,692,309      $  18,326,130
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................          49,346            485,071                0                  0
  Distributions from net realized
    gain ...........................       4,276,922         43,869,063                0                  0
                                          ----------      -------------       ----------       ------------
                                           9,600,552         98,751,216        1,692,309         18,326,130
Shares repurchased .................      (6,186,704)       (64,085,974)      (3,519,392)       (37,978,562)
                                          ----------      -------------       ----------       ------------
Net increase (decrease) ............       3,413,848      $  34,665,242       (1,827,083)      $(19,652,432)
                                          ----------      -------------       ----------       ------------

                                                  YEAR ENDED                         SIX MONTHS ENDED
                                              DECEMBER 31, 1997                       JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------      -------------       ----------       ------------
Shares sold ........................       2,893,109      $  29,345,774        1,044,390      $  10,973,236
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................         959,479          9,622,907                0                  0
                                          ----------      -------------       ----------       ------------
                                           3,852,588         38,968,681        1,044,390         10,973,236
Shares repurchased .................        (871,231)        (8,895,403)        (697,744)        (7,314,560)
                                          ----------      -------------       ----------       ------------
Net increase .......................       2,981,357      $  30,073,278          346,646       $  3,658,676
                                          ----------      -------------       ----------       ------------

                                                   YEAR ENDED                       SIX MONTHS ENDED
                                               DECEMBER 31, 1997                     JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS C                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------      -------------       ----------       ------------
Shares sold ........................         552,855       $  5,636,175          162,248       $  1,702,802
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized
    gain ...........................          80,794            811,343                0                  0
                                          ----------      -------------       ----------       ------------
                                             633,649          6,447,518          162,248          1,702,802
Shares repurchased .................        (370,803)        (3,675,157)         (87,653)          (909,935)
                                          ----------      -------------       ----------       ------------
Net increase .......................         262,846       $  2,772,361           74,595         $  792,867
                                          ----------      -------------       ----------       ------------

                                                   YEAR ENDED                       SIX MONTHS ENDED
                                               DECEMBER 31, 1997                     JUNE 30, 1998
                                          -----------------------------       -----------------------------
CLASS Y                                     SHARES            AMOUNT            SHARES            AMOUNT
-------                                   ----------      -------------       ----------       ------------
Shares sold ........................       1,035,682      $  10,694,891          339,627       $  3,655,077
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .........................           7,056             69,086                0                  0
  Distributions from net realized
    gain ...........................         292,560          2,990,531                0                  0
                                          ----------      -------------       ----------       ------------
                                           1,335,298         13,754,508          339,627          3,655,077
Shares repurchased .................        (273,610)        (2,878,395)        (294,248)        (3,151,059)
                                          ----------      -------------       ----------       ------------
Net increase .......................       1,061,688      $  10,876,113           45,379         $  504,018
                                          ----------      -------------       ----------       ------------
Increase (decrease) derived from
  capital shares transactions ......       7,719,739      $  78,386,994       (1,360,463)      $(14,696,871)
                                          ==========      =============       ==========       ============

------------------------------------------------------------------------------

SUPPLEMENT DATED AUGUST 17, 1998 TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND
          C SHARES AND CLASS Y SHARES PROSPECTUSES DATED MAY 1, 1998

FOR NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.

FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                 NEW ENGLAND
                                                                 GROWTH FUND
                                                                 -----------
                                                                   CLASS C
                                                                 -----------
Management Fees ................................................    0.67%
12b-1 Fees .....................................................    1.00%*
Other Expenses .................................................    0.20%
Total Fund Operating Expenses ..................................    1.87%
------------
*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                    NEW ENGLAND GROWTH FUND
                                                    -----------------------
                                                            CLASS C
                                                    -----------------------
                                                       (1)           (2)
1 year ...........................................     $ 29          $ 19
3 years ..........................................     $ 59          $ 59
5 years ..........................................     $101          $101
10 years .........................................     $219          $219
------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

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                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943.
It is composed mostly of companies listed on the New York Stock Exchange.
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--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

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         [LOGO](R)                                                Bulk Rate
   NEW ENGLAND FUNDS(R)                                          U.S. Postage
Where The Best Minds Meet(R)                                         Paid
                                                                 Brockton, MA
                                                                Permit No. 770
                                                              ------------------


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  ---------------------


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